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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 26, 2004


           CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust
           2004-18CB, Mortgage Pass-Through Certificates, Series
           2004-18CB).


                                  CWALT, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                       333-110343              87-0698307
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(State of Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)

                       4500 Park Granada
                     Calabasas, California                            91302
                   -------------------------                        ----------
                      (Address of Principal                         (Zip Code)
                        Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
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Item 5.       Other Events.
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Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2004-18CB, COUNTRYWIDE SECURITIES CORPORATION, as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.


______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated July 26, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-18CB.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

   99.1         Computational Materials and/or ABS Term Sheet

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWALT, INC.




                                        By: /s/ Darren Bigby
                                            -------------------------
                                        Name: Darren Bigby
                                        Title: Vice President


Dated:  July 29, 2004

                                 Exhibit Index



Exhibit                                                                    Page
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99.1     Computational Materials and/or ABS Term Sheets.                     6